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                                                            Exhibit (10)(iii)(A)


                            HOUGHTON MIFFLIN COMPANY
                          1999 CHIEF EXECUTIVE OFFICER
                          INCENTIVE COMPENSATION PLAN

     PURPOSE. The purpose of the Plan is to motivate and reward performance that contributes to the achievement of divisional and corporate strategy.

PAYMENT THRESHOLDS.

     1. FINANCIAL OBJECTIVES. Payment of incentive compensation for achievement of individual financial factors may occur if

          a. 80% or more of the budget for that financial factor is achieved;
             and
          b. Company income exceeds 70% of budget or $37.1 million;

     2. OPERATING OBJECTIVES. Payment of incentive compensation for achievement of operating objectives only may occur if the weighted average achievement of all financial factors exceeds 50% and Company net income exceeds 50% of budget, or $26.5 million.

        PAYMENTS.

     1. FINANCIAL OBJECTIVES. Payment of incentive compensation for achievement of financial objectives is based on the degree to which those financial objectives are achieved.

           a. Payment of incentive compensation is determined by the extent to which targeted Company and operating unit financial performance is achieved.

           b. Achievement of targeted levels of financial performance for all financial objectives provides payment in cash of up to 56-2/3% of the participant's December 31, 1999 salary as incentive compensation.

           c. Additional incentive compensation may be earned if one or more financial targets are exceeded.

     2. OPERATING OBJECTIVES. Payment of incentive compensation for achievement of operating objectives is based on the Compensation & Nominating Committee's assessment of the Chief Executive Officer's degree of success in achieving operating objectives. Maximum payment for achievement of operating objectives is 10% of the participant's December 31, 1999 salary.



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     3. PAYMENTS IN EXCESS OF 66-2/3% OF DECEMBER 31, 1999 SALARY. If the total incentive compensation earned exceeds 66-2/3% of a participant's December 31, 1999 salary, the excess amount is paid in shares of Houghton Mifflin Company restricted common stock.

              a. The number of shares awarded will be determined on the basis of the average closing price of Houghton Mifflin Company common stock on the New York Stock Exchange during the last calendar quarter.

              b. Full ownership of the restricted stock will occur after three years, provided that the recipient is still employed by Houghton Mifflin Company on that date. If the recipient ceases to be employed by the Company prior to the expiration of the restrictions, all shares are forfeited to the Company without payment to the recipient.

              c. During the period of restriction, the recipient is entitled to vote any restricted shares awarded and to receive any dividends paid on the shares. Any additional shares issued with respect to the restricted shares (e.g., as a result of a stock split, dividend, or other distribution) shall be subject to the same restrictions as the underlying shares.

              d. The recipient may not sell, assign, transfer, exchange, pledge, hypothecate, or otherwise encumber any of the shares until the restrictions lapse.

              e. The shares shall be held by the Registrar and Transfer Agent until the restrictions lapse.

              f. In the event of retirement after age 55 with at least five years of service, death, or permanent disability during the period of restriction, the recipient, or his or her heirs, shall be entitled to receive, free of restrictions, a pro rata number of shares based on a fraction, the numerator of which is the number of whole months from January 1 of the year the shares were awarded, and the denominator of which is 36.

              g. All restrictions shall lapse in the event of a "Change of Control" as defined in this Plan.

              h. The Compensation and Nominating Committee of the Board of Directors, or the Board of Directors, acting by a majority of its directors who are not employees of the Company, may at any time accelerate the time at which the restrictions lapse.

     4. MAXIMUM PAYMENT. The maximum amount of incentive compensation, including any restricted stock portion, which may be awarded to the participant is 100% of the participant's December 31, 1999 salary.



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D. ELIGIBILITY.

     1. Participation in this Plan is limited to the Chief Executive Officer as designated by the Compensation & Nominating Committee.

     2. In the event of retirement, death, or permanent disability, a pro rata share of the award (based on the number of months of eligible employment during that year) will be paid to the participant, or his or her heirs, based upon the extent of partial achievement of applicable objectives. In the event of a leave of absence during the year, a pro rata share of the award may be paid.

     3. The eligibility of a participant whose participation ceases during the year will be determined by the Compensation & Nominating Committee of the Board of Directors.

     4. Nothing contained in the Plan shall be construed to limit in any way the right of the Company to terminate the participant's employment or to adjust the participant's position or salary at any time, or be evidence of any agreement or understanding, expressed or implied, that any person will be employed in a particular position or at a particular rate of compensation.

     7. The Compensation and Nominating Committee of the Board of Directors reserves the right to amend the terms of this Plan whenever in its best judgment it is in the best interest of the Company to do so.

E. INTERPRETATION. The Compensation and Nominating Committee of the Board of Directors ("Committee") shall administer this plan and approve any payments pursuant to the Plan. Any interpretations of the Plan, including adjustments to the financial objectives under the Plan, shall be made by the Committee. Determinations of the Committee shall be final and binding on all participants.

F. CHANGE IN CONTROL.

     1. For purposes of the Plan, a "Change in Control" of the Company shall be deemed to have occurred if any of the following occurs:

               i) any "Person" (as defined in this Section F) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities;

              ii) during any period of no more than two consecutive years beginning after the date of this Amendment and Restatement individuals who at the beginning of such period constitute the Board, and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company) whose election



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by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or whose nomination for election was previously so approved or recommended, cease for any reason to constitute at least a majority thereof;

             iii) there occurs a merger or consolidation of the Company or a subsidiary thereof with or into any other entity, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), more than 75% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires 25% or more of the combined voting power of the Company's then outstanding securities; or

              iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

    2. For purposes of the Plan, "Person" has the meaning given such term in
Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) of the Exchange Act, but excludes (a) the Company or any of its subsidiaries, (b) any trustee or other fiduciary holding securities under an employee benefit plan of the Company (or of any subsidiary of the Company), (c) any corporation owned, directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company and (d) an underwriter temporarily holding securities pursuant to an offering of such securities.



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                                                            Exhibit (10)(iii)(A)


                            HOUGHTON MIFFLIN COMPANY
               1999 SENIOR EXECUTIVE INCENTIVE COMPENSATION PLAN

     PURPOSE. The purpose of the Plan is to motivate and reward performance that contributes to the achievement of divisional and corporate strategy.

PAYMENT THRESHOLDS.

     1. FINANCIAL OBJECTIVES. Payment of incentive compensation for achievement of individual financial factors may occur if

          a. 80% or more of the budget for that financial factor is achieved;
             and
          b. Company income exceeds 70% of budget or $37.1 million;

     2. OPERATING OBJECTIVES. Payment of incentive compensation for achievement of operating objectives only may occur if the weighted average achievement of all financial factors exceeds 50% and Company net income exceeds 50% of budget, or $26.5 million.

        PAYMENTS.

     1. FINANCIAL OBJECTIVES. Payment of incentive compensation for achievement of financial objectives is based on the degree to which those financial objectives are achieved.

            a. Payment of incentive compensation is determined by the extent to which targeted Company and operating unit financial performance is achieved.

            b. Achievement at targeted Company and operating unit financial performance for all financial objectives provides payment in cash of up to 30% of the participant's December 31, 1999 salary as incentive compensation.

            c. Additional incentive compensation may be earned if one or more financial targets are exceeded.

     2. OPERATING OBJECTIVES. Payment of incentive compensation for achievement of operating objectives is based on the Chief Executive Officer's assessment of each participant's degree of success in achieving operating objectives. Maximum payment for achievement of operating objectives is 10% of the participant's December 31, 1999 salary.


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     3. PAYMENTS IN EXCESS OF 40% OF DECEMBER 31, 1999 SALARY. If the total incentive compensation earned exceeds 40% of a participant's December 31, 1999 salary (66-2/3% for the CEO), the excess amount is paid in shares of Houghton Mifflin Company restricted common stock.

              a. The number of shares awarded will be determined on the basis of the average closing price of Houghton Mifflin Company common stock on the New York Stock Exchange during the last calendar quarter.

              b. Full ownership of the restricted stock will occur after three years, provided that the recipient is still employed by Houghton Mifflin Company on that date. If the recipient ceases to be employed by the Company prior to the expiration of the restrictions, all shares are forfeited to the Company without payment to the recipient.

              c. During the period of restriction, the recipient is entitled to vote any restricted shares awarded and to receive any dividends paid on the shares. Any additional shares issued with respect to the restricted shares (e.g., as a result of a stock split, dividend, or other distribution) shall be subject to the same restrictions as the underlying shares.

              d. The recipient may not sell, assign, transfer, exchange, pledge, hypothecate, or otherwise encumber any of the shares until the restrictions lapse.

              e. The shares shall be held by the Registrar and Transfer Agent until the restrictions lapse.

              f. In the event of retirement after age 55 with at least five years of service, death, or permanent disability during the period of restriction, the recipient, or his or her heirs, shall be entitled to receive, free of restrictions, a pro rata number of shares based on a fraction, the numerator of which is the number of whole months from January 1 of the year the shares were awarded, and the denominator of which is 36.

              g. All restrictions shall lapse in the event of a "Change of Control" as defined in this Plan.

              h. The Compensation and Nominating Committee of the Board of Directors, or the Board of Directors, acting by a majority of its directors who are not employees of the Company, may at any time accelerate the time at which the restrictions lapse.

     4. MAXIMUM PAYMENT. The maximum amount of incentive compensation, including any restricted stock portion, which may be awarded to any participant is 100% of the participant's December 31, 1999 salary.



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D. ELIGIBILITY.

    1. Participants in this plan include executive vice presidents, division heads, and corporate staff senior executives as designated by the Chief Executive Officer. Individuals who become participants after the beginning of the year participate on a prorated basis.

    2. In the event of retirement, death, or permanent disability, a pro rata share of the award (based on the number of months of eligible employment during that year) will be paid to the participant, or his or her heirs, based upon the extent of partial achievement of applicable objectives. In the event of a leave of absence during the year, a pro rata share of the award may be paid.

    3. A participant whose employment terminates, voluntarily or involuntarily, for reasons other than retirement after age 55 with at least five years of service, death, or permanent disability, is not eligible for an incentive award.

    4. The eligibility of a participant whose participation ceases during the year will be determined by the Chief Executive Officer.

    5. If the participant during the year transfers to another position and continues to participate in the Plan, the employee's performance will be measured against the objectives in each position and then prorated on the number of months each position was held.

    6. Nothing contained in the Plan shall be construed to limit in any way the right of the Company to terminate a participant's employment or to adjust an employee's position or salary at any time, or be evidence of any agreement or understanding, expressed or implied, that any person will be employed in a particular position or at a particular rate of compensation.

    7. The Compensation and Nominating Committee of the Board of Directors reserves the right to amend the terms of this Plan whenever in its best judgment it is in the best interest of the Company to do so.

E. INTERPRETATION. The Compensation and Nominating Committee of the Board of Directors ("Committee") shall administer this plan and approve any payments pursuant to the Plan. Any interpretations of the Plan, including adjustments to the financial objectives under the Plan, shall be made by the Committee. Determinations of the Committee shall be final and binding on all participants.

F. CHANGE IN CONTROL.

    1. For purposes of the Plan, a "Change in Control" of the Company shall be deemed to have occurred if any of the following occurs:




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              i) any "Person" (as defined in this Section F) is or becomes the
"beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities;

             ii) during any period of no more than two consecutive years beginning after the date of this Amendment and Restatement individuals who at the beginning of such period constitute the Board, and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company) whose election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or whose nomination for election was previously so approved or recommended, cease for any reason to constitute at least a majority thereof;

            iii) there occurs a merger or consolidation of the Company or a subsidiary thereof with or into any other entity, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), more than 75% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires 25% or more of the combined voting power of the Company's then outstanding securities; or

             iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

    2. For purposes of the Plan, "Person" has the meaning given such term in
Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) of the Exchange Act, but excludes (a) the Company or any of its subsidiaries, (b) any trustee or other fiduciary holding securities under an employee benefit plan of the Company (or of any subsidiary of the Company), (c) any corporation owned, directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company and (d) an underwriter temporarily holding securities pursuant to an offering of such securities.




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